CONFORMED COPY

                          COMMON STOCK PURCHASE WARRANT

                                                               Warrant No. M - 1

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

        Void after 5:00 p.m. Eastern Standard Time, on November 30, 2001.

                       WARRANT TO PURCHASE COMMON STOCK OF
                                 AUTOINFO, INC.

      FOR VALUE RECEIVED, AUTOINFO, INC., a Delaware corporation, (the "Company"), hereby certifies that CS First Boston Mortgage Capital Corp., or its permitted assigns, (the "Holder") is entitled to purchase from the Company, at any time, or from time to time, commencing on the date hereof, and prior to 5:00 p.m., Eastern Standard Time, on November 30, 2001, a total of 125,000 (subject to adjustment as provided herein) fully paid and nonassessable shares of the Common Stock, par value $.01 per share, of the Company for an aggregate purchase price of $375,000 (based upon $3.00 per share). (Hereinafter, (i) said Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant, are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder"). The Per Share Warrant Price is subject to adjustment as hereinafter provided. Except as otherwise provided in Section 3, in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

      1. Exercise of Warrant. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the date hereof (the "Commencement Date") and prior to 5:00 p.m., Eastern Standard Time, on November 30, 2001, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 10 (a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made (i) in cash, by certified or official bank check or wire transfer payable to the order of the Company,
(ii).by Net-Issue Exercise (as hereinafter


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

defined), or (iii) by any combination of (i) or (ii). A "Net-Issue Exercise" means a "cashless" exercise by a holder by delivery of a subscription form instructing the Company to retain, in payment of the Aggregate Warrant Price (or portion thereof), a number of Warrant Shares (the "Payment Shares") equal to the quotient of the Aggregate Per Share Warrant Price of the Warrant Shares issuable in respect of Warrants then being exercised by Net-Issue Exercise divided by the Market Price (as hereinafter defined) of such shares as of the date of exercise, and to deduct the number of Payment Shares from the Warrant Shares to be delivered to such holder. If this Warrant is exercised in part, this Warrant must be exercised for a minimum of 1,000 shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such remaining Warrant Shares. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, (a) in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), or (b) deliver a new Warrant for the proportionate part thereof in respect of which this Warrant has not been exercised, if this Warrant is exercised in part, pursuant to the provisions of this Warrant.


      2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, free from preemptive rights, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock as from time to time shall be receivable upon the exercise of the Warrant. The Company covenants and agrees that all shares of Common Stock which are issuable hereunder will, upon issuance, be duly authorized and issued, fully paid and non-assessable.

      3. Anti-Dilution Provisions.

         (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, including options and other securities convertible into, or exchangeable for Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price in effect immediately prior to such action shall be adjusted so that if the Holder surrendered this Warrant for exercise immediately thereafter the Holder would be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (a), the Holder of this Warrant shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of this Warrant promptly after such adjustment) shall in good faith determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock; provided that the effect thereof does not materially adversely affect the value of this Warrant.


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

         (b) In case of any reorganization, consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to convert this Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization, consolidation, merger, statutory exchange, sale or conveyance had such Warrant been converted immediately prior to the effective date of such reorganization, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant. The above provisions of this subsection (b) shall similarly apply to successive reorganizations, consolidations, mergers, statutory exchanges, sales or conveyances. Notice of any such reorganization, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder not less than 20 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

         (c) If the Company shall, at any time after the date hereof issue any shares of Common Stock, other than Excluded Shares (as defined in subsection (h) below), for a consideration per share less than the Market Price in effect immediately prior to such issuance, then (i) the Per Share Warrant Price in effect immediately prior to each such instance shall forthwith be adjusted to a price equal to the Per Share Warrant Price then in effect multiplied by the quotient obtained by dividing (a) an amount equal to the sum of (1) the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Market Price in effect immediately prior to such issuance, plus (2) the consideration received by the Company upon such issuance, by (b) the total number of shares of Common Stock outstanding immediately after such issuance multiplied by the Market Price in effect immediately prior to such issuance, and (ii) the number of shares of Common Stock then issuable upon the exercise of Warrant shares outstanding immediately prior to each such issuance shall forthwith be adjusted by adding a number of shares of Common Stock equal to the product of (a) the number of shares of Common Stock issuable upon the exercise of Warrant Shares outstanding immediately prior to such issuance, times
(b) the quotient obtained by dividing (1) an amount equal to the Per Share Warrant Price in effect immediately prior to such issuance less the Per Share Warrant Price in effect immediately after such issuance, by (2) the Per Share Warrant Price in effect immediately after such issuance.


         (d) For the purpose of any adjustment of the Per Share Warrant Price and the number of shares of Common Stock issuable upon exercise of the Warrants pursuant to the clause (c), the following provisions shall be applicable:

         (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash received by the Company therefor.

         (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the "fair value" of such consideration as determined in the good faith judgment of the Board of Directors of the Company.

         (iii) In the case of the issuance of (x) options to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options to purchase or rights to subscribe for such convertible or exchangeable securities:

         (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

         (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum amount of additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (i) and (ii) above);

         (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Per Share Warrant Price and the number of shares of Common Stock issuable upon exercise of the Warrants shall forthwith be readjusted to such Per Share Warrant Price and to such number of shares as would have obtained had the adjustment made at the time of the issuance of such options, rights or securities not converted prior to such change been made upon the basis of such change; and

         (4) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Per Share Warrant Price and the number of shares of Common Stock issuable upon exercise of the Warrants shall forthwith be readjusted to such Per Share Warrant Price and to such number of shares as would have obtained had such options, rights, securities, or options or rights related to such securities (as have not theretofore been converted, exchanged or exercised) not been issued.

         (e) Whenever the Per Share Warrant Price is adjusted as provided in this Section 3 and upon any modification of the rights of the Holder of this Warrant in accordance with this Section 3, the Company shall promptly prepare a certificate of an officer of the Company, setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause a copy of such certificate to be mailed to the Holder.

         (f) If the Board of Directors of the Company shall declare any dividend or other distribution in cash or property (including securities other than Common Stock) with respect to the Common Stock, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

         (g) the Company will not, by amendment of its Certificate of Incorporation or by-laws or through any reorganization, transfer of assets, reclassification, merger, dissolution, issue or sale of securities or otherwise, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company hereunder but will at all times in good faith assist in the carrying out of all the provisions hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against impairment.

         (h) For purposes of this Section 3, "Excluded Shares" shall mean (i) all shares issued upon (a) exercise or conversion of any other warrants outstanding on the date hereof, (b) exercise of any options outstanding on the date hereof, and (c) the issuance of shares of Common Stock or options to purchase such shares, to officers, employees or directors of the Company and its subsidiaries pursuant to any bonafide equity incentive plan, or other incentive arrangement.

         (i) Definition of Market Price. "Market Price" shall mean either:

         (1) if shares of the Common Stock are listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the average of the daily closing prices per share of the Common Stock for the 20 consecutive trading days immediately preceding the date of public announcement of the event giving rise to adjustment under this
         Section 3 or, if no such public announcement is made with respect to such event, the average of the daily closing prices per share of the Common Stock for the 20 consecutive trading days immediately preceding the day as of the which "Market Price" is being determined. The closing price of each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock

         Exchange, or, if shares of the Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange or national market on which the shares are listed or admitted to trading or quoted, or if the shares are not so listed or admitted to trading or quoted, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information; or

         (2) if such shares of common Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, such value shall be determined by the Board of Directors of the Company, in good faith and in the exercise of reasonable business judgment, without taking into consideration any premium for share representing control of the Company, any discount for any minority interest therein or any restrictions on transfer under Federal and applicable state securities laws or otherwise, which determination shall be conclusive, and which determination of valuation shall be sent in writing by the Board of Directors to the registered holders of Warrants outstanding.


         4. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be duly and properly authorized, validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp or similar taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

         5. Transfer.

            (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and unless so registered, may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only (i) upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer will not violate the provisions of the Securities Act, or the rules and regulations promulgated under either such act; or (ii) if the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act and there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

            (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquire by such transferee and (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar.

            (c) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

            (d) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, or the Company shall have received an opinion of counsel satisfactory to the Company to the effect that it is not required, upon exercise of any part of the Warrant and the issuance of any of the shares of Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL TO THE HOLDER HEREOF IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

      6. Listing of Common Stock. The Company covenants and agrees for the benefit of the Holders and each other holder of any Common Stock issued upon exercise of the Warrants, that at the time of and in connection with the listing of Common Stock on any national securities exchange, it will, at its expense, use its best efforts to cause the shares of Common Stock issuable form time to time upon exercise of the Warrants to be approved for listing, subject to notice of issuance, and will provide prompt notice to each such exchange of the issuance thereof from time to time.

      7. Registration Rights. The Holder has been granted certain registration rights with respect to the Common Stock underlying this Warrant as more fully described in that certain Registration Rights Agreement of even date herewith between the Holder and the Company.

      8. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      9. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

      10. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

          (a) the Company at 1600 Route 208, Fair Lawn, New Jersey 07410, Attn.:
President, or such other address as the Company has designated in writing to the Holder, or

          (b) the Holder at 55 East 52nd Street, New York, NY 10055-0186, Attn.:
Emily Youssouf, or such other address as the Holder has designated in writing to the Company.

      11. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      12. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

      13. Gender and Number. As used in this Warrant, the masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, AUTOINFO, INC., has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this 10th day of December, 1996.

ATTEST:                                      AUTOINFO, INC.

/s/Kenneth S. Rose                           /s/Scott Zecher
-------------------------------              ----------------------------------
Kenneth S. Rose,                             Scott Zecher,
Assistant Secretary                          President


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

                                  SUBSCRIPTION

The undersigned, _________________________, pursuant to the provisions of the foregoing Warrant agrees to subscribe for the purchase of ___________________ shares of the Common Stock of AUTOINFO, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:___________________       Signature:           _________________________

                                Address:             _________________________

                                                     _________________________


                                   ASSIGNMENT

      FOR VALUE RECEIVED _________________________, hereby sells, assigns and transfers unto _________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint __________________, attorney, to transfer said Warrant on the books of AUTOINFO, INC.

Dated:___________________      Signature:           _________________________

                               Address:             _________________________

                                                    _________________________


                               PARTIAL ASSIGNMENT

      FOR VALUE RECEIVED _________________________ hereby assigns and transfers unto _______________ the right to purchase _________ shares of the Common Stock of AUTOINFO, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint _________________, attorney, to transfer that part of said Warrant on the books of AUTOINFO, INC.

Dated:___________________      Signature:           _________________________

                               Address:             _________________________

                                                    _________________________

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT ("Agreement") made as of the 10th day of December, 1996 by and between AutoInfo, Inc., a Delaware corporation (the "Company") and CS First Boston Mortgage Capital Corp. ("MCC").

                                   WITNESSETH

      WHEREAS, MCC owns in the aggregate Warrants to purchase up to 125,000 shares of the Company's Common Stock, $.01 par value per share (the "Warrants"), pursuant to a Warrant Agreement by and between the Company and MCC dated the date hereof ( the "Warrant Agreement"); and

      WHEREAS, in connection with its issuance of the Warrant, the Company has agreed to grant to MCC certain registration rights with respect to the shares issuable upon exercise of the Warrant as set forth in this Registration Rights Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the "Securities Act" (as defined herein).

      "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company, as constituted as of the date of this Agreement.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Majority Holders" shall mean persons holding in the aggregate more than fifty percent (50%) of the total number of Registrable Shares.

      "Registrable Shares" shall mean the shares of Common Stock of the Company issued upon exercise of the Warrant.

      "Registration Expenses" shall mean the expenses so described in Section 4.


      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean the expenses so described in Section 4.

      2. Registration. (a) The Majority Holders may on one occasion make a written request for a registration under the Securities Act and state securities laws of all or part of the Registrable Shares (a "Demand Registration"). Such request will specify the number of Registrable Shares to be sold and will also specify the intended method of disposition thereof. The Company will use its best efforts (subject to the provisions of this Agreement) to effect, as soon as practicable after such request, all such registrations, qualifications and compliances under the Securities Act and state securities laws (including without limitation, filings required to effect a registration pursuant to the Securities Act if available or pursuant to any applicable exemption) of the Registrable Shares which the Company has been so requested to register by the Majority Holders. Such request will also specify the number of shares of Registrable Shares to be registered and the intended method of disposition thereof. The Company shall not for any reason be obligated to effect more than one Demand Registration pursuant to this Section 2(a).

      The Company shall be entitled to postpone the filing of any registration statement pursuant to this Section 2(a) otherwise required to be prepared and filed by it if (i) the Company is engaged in a material acquisition, reorganization, or divestiture which constitutes material non-public information with respect to the Company, (ii) the Company is currently engaged in a self-tender or exchange offer and the filing of a registration statement would cause a violation of Rule lOb-6 under the Securities Exchange Act of 1934, (iii) the Company is engaged in an underwritten offering and the managing underwriter has advised the Company in writing that such a registration statement would have a material adverse effect on the consummation of such offering, (iv) the Company is subject to an underwriter's lock-up as a result of an underwritten public offering and such underwriter has refused in writing, the Company's request to waive such lock-up, or (v) the Company is prohibited by law from proceeding with such filing. In the event of such postponement, the Company shall be required to file the registration statement pursuant to this Section 2(a), within sixty (60) days of the consummation or termination of the event requiring such postponement.


      If the Majority Holder requesting a Demand Registration so elects, the offering of the Registrable Shares pursuant to the Demand Registration may be in the form of an underwritten offering. The Company shall have the right to select the managing underwriter in connection with such offering; provided, however, that such managing underwriter and additional investment bankers and managers must be reasonably satisfactory to the Majority Holder. If the proposed sale by the Majority Holder is to be effected pursuant to an underwritten public offering, the right of any holder to registration pursuant to this Section 2(a) shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Shares in the underwriting to the extent requested, unless otherwise mutually agreed by the Company and the Majority Holder, to the extent provided herein. The Company and the holders proposing to distribute their securities through such underwriting shall enter into an agreement in customary form with the underwriter(s) selected for such underwriting, and shall execute powers of attorney and custodial agreements in customary form for selling stockholders.

      Notwithstanding the foregoing, the Majority Holder shall not have the right to make demand for registration of the Registrable Shares, if, in the reasonable opinion of counsel to the Company, reasonably satisfactory to the Majority Holder and addressed thereto that all of their Registrable Shares may be sold at the time of such demand in reliance upon Rule 144 under the Securities Act of 1933, as amended, or other similar provision during any six month period. The expense of any such legal opinion shall be borne by the Company.

      (b) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Shares for sale to the public), then at each such time it will give written notice to holders of outstanding Registrable Shares of its intention to do so. Upon the written request of any such holder, received by the Company within ten
(10) business days after the giving of any such notice by the Company, to register any of such holder's Registrable Shares, the Company will use its best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Shares so registered ("Piggy-Back Registration Rights"). The foregoing provisions notwithstanding, (i) the Company may withdraw any registration statement referred to in this Section 2(b) without thereby incurring any liability to the holders of Registrable Shares, and (ii) the inclusion of shares of Registrable Shares under such Piggy-Back Registration Rights is subject to the cut back provisions of Section 2(c) below.

      (c) If the managing underwriter of an offering described in Section 2(b) above advises the Company that the size of the offering that the Majority Holder, the Company and any other persons intend to make, is such that the success of the offering could be adversely affected by inclusion of all or part of the Registrable Shares requested to be included, then the amount of Registrable Shares to be offered shall be reduced to the extent necessary to reduce the total number of shares of Registrable Shares to be included in such offering to the amount recommended in good faith by the managing underwriter, for the accounts of the selling shareholders, provided that any such reductions shall be made in the following priorities:


      First, the number of shares of Common Stock requested to be registered by the holders requesting Piggy-Back Registration and any holders of Common Stock whose rights are pari passu with the registration rights of such holders requesting Piggy-Back Registration shall be reduced as required;

      Second, the number of shares of Common Stock to be registered by the holders of registration rights having priority over the registration rights of the holders having Piggy-Back Registration shall be reduced as required; and then

      Third, the number of shares of Common Stock requested to be registered for the account of any person requesting Demand Registration, if any, shall be reduced as required.

      Within the categories set forth above for reductions of the number of shares of Common Stock to be registered, the reductions shall be pro rata in relation to the number of shares of Common Stock to be registered, unless other rights exist among such persons.

      (d) The Company will not grant to any person on or after the date hereof, and prior to the registration of all of the Registrable Securities, a piggy-back registration right which by its terms is senior in any respect as it relates to cut-back provisions to the Piggy-Back Registration Rights.


          3. Registration Procedures. If and whenever the Company is required by the provisions of Section 2 above to use its best efforts to effect the registration of Registrable Shares under the Securities Act, the Company will, as expeditiously as possible, or in any event no later than ninety (90) days after the end of the period within which request for registration may be given to the Company:

      (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby, determined as hereinafter provided;

      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in subsection (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

      (c) furnish to each seller of Registrable Shares, and to each underwriter such number of copies of the registration statement and the prospectus included therein, including each preliminary prospectus, as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by such registration statement;

      (d) use its best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

      (e) use its best efforts to list the Registrable Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

      (f) immediately notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

      (g) immediately notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a stop order is issued effecting the Registrable Securities.

      For purposes of Sections 3(a) and 3(b) above, the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Shares covered thereby and 180 days after the effective date thereof.

      In connection with each registration hereunder, the sellers of Registrable Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

      In connection with each registration pursuant to Section 2 above covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      4. Expenses. All expenses incurred by the Company in complying with
Section 2 above, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Shares and fees and disbursements of counsel to the sellers of Registrable Shares are called "Selling Expenses."

      The Company will pay all Registration Expenses in connection with each registration statement relating to the Demand Registration and each Piggy-Back Registration under Section 2 above. All Selling Expenses in connection with each Demand and Piggy-Back Registration under Section 2 above shall be borne by the participating sellers in proportion to the number of shares sold by each.

      5. Indemnification and Contribution. (a) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 2 above, the Company will indemnify and hold harmless each seller of such Registrable Shares thereunder, each underwriter of such Registrable Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares was registered under the Securities Act pursuant to Section 3 above, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

      (b) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 2 above, each seller of such Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares was registered under the Securities Act pursuant to Section 2 above, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Shares covered by such registration statement.

      (c) Promptly after receipt by a party indemnified hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 5 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

      (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 5 but it is judicially determined, by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal, that such indemnification may not be enforced in such case, the fact that this Section 5 provides for indemnification in such case notwithstanding, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 5, then and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject, after contribution from others, in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that in any such case, (x) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and (y) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


      6. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization where the Company is the surviving entity, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby to the holders of Registrable Shares shall continue with respect to the Common Stock as so changed.


      7. Representations and Warranties of the Company. The Company represents and warrants to each other party to this Agreement as follows:

      (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or by-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute, with due notice or lapse of time or both, a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company; and

      (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

      8. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it, and in the manner required to be filed by it, under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Shares, make publicly available other information) and will take such further action as any holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time (b) any similar rule or regulation hereafter adopted by the Commission ("Rule 144"). Upon the reasonable request of any holder of Registrable Shares, the Company will deliver to such holder written statement as to whether it has complied with such requirements.

      9. Miscellaneous. (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided, however, that registration rights conferred herein on the holders of Registrable Shares shall only inure to the benefit of a transferee of Registrable Shares if such transferee agrees to be bound by the provisions of the Warrant and this Agreement.

      (b) Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of (i) personal delivery to the address set forth below, (ii) in the case of mailed notice, three (3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, or (iii) in the case of notice by Federal Express or other reputable overnight courier service, one (1) business day after delivery to such courier service, addressed to the party to be notified as follows:

      if to the Company or MCC , at the address of such party set forth in the Warrant Agreement to which it is a party;

      if to any subsequent holder of Registrable Shares, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Shares) or to the holders of Registrable Shares (in the case of the Company) in accordance with the provisions of this paragraph.

      (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict-of-laws principles which would require the application of the laws of another jurisdiction.

      (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Majority Holders.

      (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (f) The obligations of the Company to register shares of Registrable Shares under Section 2 above shall terminate on November 30, 2001.

      (g) If requested in writing by the underwriters for any underwritten public offering of securities of the Company, each holder of Registrable Shares who is a party to this Agreement shall agree not to sell publicly any shares of Registrable Shares or any other shares of Common Stock (other than shares of Registrable Shares or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 45 days following the effective date of the registration statement relating to such offering.


      (h) The provisions of Section 3 above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended (i) for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed; and (ii) for such period commencing on the one hundred thirty fifth day fiollowing the end of the Company's third fiscal quarter and ending on the fifth business day following the Company's filing of its Annual Report on Form 10-K.

      (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (j) As used in this Agreement, the masculine, feminine or neutral gender and the singular or plural number shall be deemed to include the others whenever the context so indicates or requires.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the date first written above.

                                 AutoInfo, Inc.

                                 By: _____________________________________
                                     Scott Zecher, President


                                 CS First Boston Mortgage Capital Corp.

                                 By: _____________________________________
                                      Emily Youssouf, Authorized Agent